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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.   20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 16, 2006
                                                      -----------------

                           OHIO CASUALTY CORPORATION
            (Exact name of registrant as specified in its charter)

           OHIO                     0-05544                  31-0783294
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)

                   9450 Seward Road, Fairfield, Ohio  45014
             (Address of principal executive offices) (Zip Code)

                                (513) 603-2400
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01. Entry into a Material Definitive Agreement.
---------

On February 16, 2006, Ohio Casualty Corporation (the "Company") entered into a $125 million revolving credit facility (the "2006 Credit Agreement") with LaSalle Bank, National Association, as Agent, and Bank of America, N.A. as Syndication Agent. The 2006 Credit Agreement replaces the Company's $80 million credit facility with LaSalle Bank National Association that was due to expire on March 16, 2006. A copy of the 2006 Credit Agreement is attached hereto as Exhibit 10.1 and hereby incorporated by reference.


ITEM 1.02. Termination of a Material Definitive Agreement.
---------

On February 16, 2006, the Company terminated its Credit Agreement, dated as of July 31, 2002 (the "Credit Agreement"), with LaSalle Bank National Association. The Credit Agreement provided for an $80 million revolving credit facility. At February 16, 2006, there were no borrowings outstanding under the Credit Agreement. The Company terminated the Credit agreement upon entering into the 2006 Credit Agreement with LaSalle Bank National Association, as Agent, and Bank of America, N.A. as Syndication Agent.


ITEM 9.01. Financial Statements and Exhibits.
---------

(c)   Exhibits

      Exhibit No.   Description
      ----------    -----------

         10.1 Credit Agreement dated February 16, 2006 between Ohio Casualty Corporation and LaSalle Bank National Association, Agent.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      OHIO CASUALTY CORPORATION
                                      -------------------------
                                             (Registrant)






February 17, 2006                     /s/David L. Santez
                                      ------------------------------------
                                      David L. Santez, Assistant Vice
                                        President, Associate General
                                        Counsel and Assistant Secretary





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                               Exhibit Index
                               -------------


                         Current Report on Form 8-K
                           Dated February 16, 2006


Exhibit No.    Description
----------     -----------

   10.1 Credit Agreement dated February 16, 2006 between Ohio Casualty Corporation and LaSalle Bank National Association, Agent.















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